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                                                                   Exhibit 10.31


                       ASSIGNMENT AND ASSUMPTION OF LEASE
                         (LANDER VALLEY MEDICAL Center)

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("ASSIGNMENT") is made and entered into as of January 31, 1998 to be effective on the "Effective Date" (as hereinafter defined) by and between QUALICARE OF WYOMING, INC., a Wyoming corporation ("ASSIGNOR") and NAHC OF WYOMING, INC., a Tennessee corporation ("ASSIGNEE") with reference to the following facts:

         A. Pursuant to that certain Asset Sale Agreement dated December 22, 1997 ("SALE AGREEMENT") between Assignor, Davenport Medical Center, Inc., EGH, Inc. and Woodland Park Hospital, Inc. (collectively, as "SELLER"), on the one hand and New American Healthcare Corporation ("BUYER") on the other hand, Seller has agreed to sell to Buyer and Buyer has agreed to purchase from Seller, substantially all of Seller's assets.

         B. Among the assets included in that transaction, is Lander Valley Medical Center ("HOSPITAL"). Assignor leases the real property upon which the Hospital is located from the City of Lander pursuant to that certain Lease between the City of Lander, as lessor and Lander Valley Regional Medical Center, as lessee dated July 10, 1982 and recorded October 16, 1984 in Book 233, Page 844, Fremont County, Wyoming records, as modified by Amendment No. One to Lease dated April 24, 1985 and recorded in Book 245, Page 20, Fremont County, Wyoming records and the First Amendment to Lease dated July 1, 1991, a copy of which is attached hereto as EXHIBIT "A" (collectively, "LEASE"). The real property subject to the Lease is more particularly described in EXHIBIT "B" attached hereto and incorporated herein by this reference. Lander Valley Regional Medical Center was merged into Assignor pursuant to Articles of Merger filed with the Wyoming Secretary of State on November 21, 1997.

         C. Assignee is a wholly-owned subsidiary of Buyer. Pursuant to the Sale Agreement, Buyer has assigned its right to acquire the Hospital to Assignee.

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. Assignment. Assignor hereby assigns to Assignee all of Assignor's right, title, interest and obligations in, to and under the Lease.

         2. Assumption. Assignee hereby assumes all of Assignor's right, title, interest and obligations in, to and under the Lease and agrees to abide by the terms and conditions thereof as if Assignee were the original lessee thereunder.

         3. Effective Date. This Assignment shall be effective at 12:01 a.m on February 1, 1998 ("EFFECTIVE DATE").


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         4. Successors and Assigns. This Assignment shall be binding upon the successors and assigns of both parties.

         5. Governing Law. To the maximum extent possible, this Assignment shall be construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law theory.

         6. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                   Rest of this Page Intentionally Left Blank





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         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

                                         Assignor:

                                         QUALICARE OF WYOMING, INC.

                                         By: /s/ Donald W. Thayer
                                             ----------------------------------
                                         Name: Donald W. Thayer
                                         Title: Vice President



Attest:

/s/ Diane Quin
-----------------------------
Name: Diane Quin
Title: Administrative Asst




                                         Assignee:

                                         NAHC OF WYOMING, INC.

                                         By: /s/ Robert M. Martin
                                            -----------------------------------
                                         Name: Robert M. Martin
                                         Title: President

Attest:

/s/ Dana C. McLendon, Jr.
--------------------------------
Name: Dana C. McLendon, Jr.
Title: Secretary/Treasurer




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                            ACKNOWLEDGMENT OF LESSOR

         The City of Lander, a Wyoming municipal corporation, by its signature below, hereby acknowledges the foregoing assignment of Lease and hereby agrees to recognize Assignee as lessee thereunder as of the Effective Date. Lessor hereby releases and forever discharges Assignor from any and all obligations under the Lease from and after the Effective Date of the Assignment.

                                         CITY OF LANDER

                                         By: /s/ Mick Wolfe
                                             ------------------------------
                                         Name: Mick Wolfe
                                         Title: Acting Mayor



Attest:


/s/ Sharon Anderson
---------------------------
Name: Sharon Anderson
Title: City Clerk-Treasurer




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STATE OF TEXAS             )
                           ) ss
COUNTY OF DALLAS           )

         The foregoing instrument was acknowledged before me by DONALD W. THAYER and ______________, the Vice President and Diane Quin, respectively, of and acting for and on behalf of Qualicare of Wyoming, a Wyoming corporation, this ___ day of January, 1998.


Witness my hand and official seal.
                                          /s/ Janis A. Hooker
                                          --------------------------------------
                                          Notary Public
                                          My commission expires: January 7, 2002

(Seal)


STATE OF TENNESSEE        )
                          ) ss
COUNTY OF DAVIDSON        )

         The foregoing instrument was acknowledged before me by ROBERT M. MARTIN and DANA C. MCLENDON, JR., the President and Secretary/Treas., respectively, of and acting for and on behalf of NAHC of Wyoming, a Tennessee corporation, this 27th day of January, 1998.

Witness my hand and official seal.

                                           /s/ Julie M. Rowenczak
                                           -----------------------------------
                                           Notary Public
                                           My commission expires: May 30, 1999

(Seal)

STATE OF WYOMING           )
                           ) ss
COUNTY OF FREMONT          )

         The foregoing instrument was acknowledged before me by MICK WOLFE and SHARON ANDERSON, the Acting Mayor and Clerk-Treasurer, respectively, of and acting for and on behalf of the City of Lander, a Wyoming municipal corporation, this 27th day of January, 1998.

Witness my hand and official seal.

                                        /s/ Robin A. Griffin
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires: November 11, 1999

(Seal)